EXHIBIT 10(e)

                               INDEMNITY AGREEMENT
                          REGARDING HAZARDOUS MATERIALS

           THIS INDEMNITY AGREEMENT REGARDING HAZARDOUS MATERIALS (this "Agreement"), is made as of the 10th day of June, 2002, by KOGER EQUITY, INC., a Florida corporation, having a mailing address of 433 Plaza Real, Suite 335, Boca Raton, Florida 33432 (the "Borrower") and KOGER RAVINIA, LLC, a Delaware limited liability company, having a mailing address of 433 Plaza Real, Suite 335, Boca Raton, Florida 33432 ("Koger Ravinia"), for the benefit of the Lenders from time to time party to that certain Revolving Credit Loan Agreement, dated as of December 28, 2001 by and among Borrower, Fleet National Bank, as Agent (the "Agent"), and such Lenders (the "Lenders"), as amended by First Amendment to Revolving Credit Loan Agreement dated as April 5, 2002 and by Second Amendment to Revolving Credit Loan Agreement of even date herewith and as the same may be further amended from time to time (the "Credit Agreement").

                              W I T N E S S E T H:
                               - - - - - - - - - -

           WHEREAS Koger Ravinia owns certain real property located at Three Ravinia Drive in Atlanta, Georgia and more particularly described in Exhibit A attached hereto and by this reference made a part hereof (the "Real Estate") which shall be the "Mortgaged Property" as defined in the Credit Agreement and more particularly described in the Security Deed (as defined below) (the Real Estate, together with all improvements now or hereafter located in, on or under the Real Estate, collectively referred to as the "Property");

           WHEREAS, pursuant to the Credit Agreement, the Lenders have provided their commitment to provide loans and/or letters of credit in the aggregate amount of up to $125,000,000 to Borrower on a revolving credit basis pursuant to the terms and conditions of the Credit Agreement (the "Loans and LOC Obligations");

           WHEREAS, the Loans and LOC Obligations are evidenced by certain Notes from Borrower to the Lenders (the "Notes"), are guaranteed by a certain Guaranty of even date herewith from Koger Ravinia and are secured by, among other things, a certain Deed to Secure Debt and Security Agreement from Koger Ravinia to or for the benefit of Agent, conveying the Property as security for the Loans and LOC Obligations under the Credit Agreement and recorded or to be recorded in the public records of the counties where such Property is located (together with all amendments, modifications, consolidations, increases, supplements and extensions thereof, the "Security Deed");

           WHEREAS, as a condition to the Property becoming a Mortgaged Property pursuant to Section 5.3 of the Credit Agreement and the making of Loans thereunder, the Lenders require Borrower and Koger Ravinia to execute and deliver this Agreement, which provides certain indemnities concerning Hazardous Materials (as hereinafter defined), presently upon, in or under the Property, or hereafter placed or otherwise located thereon or therein; and

           WHEREAS, to induce the Lenders to accept the Property as a Mortgaged Property pursuant to Section 5.3 of the Credit Agreement, Borrower and Koger Ravinia have agreed to provide this Agreement for the benefit of the Lenders;

           NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, Agent, by its acceptance of delivery hereof on behalf of the Lenders, and Borrower hereby agree as follows:

     1. Definitions. The following definitions shall apply for purposes of this
Agreement:

        (a) "Environmental Law" shall mean any federal, state or local statute, regulation or ordinance or any judicial or administrative decree or decision, whether now existing or hereinafter enacted, promulgated or issued, with respect to any Hazardous Materials, drinking water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste; waste water, storm water run-off waste emissions or wells. Without limiting the generality of the foregoing, the term shall encompass each of the following statutes, and regulations promulgated thereunder, and amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time:
(i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified in scattered sections of 26 U.S.C.; 33 U.S.C.; 42 U.S.C. and 42 U.S.C. ' 9601 et seq.); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. ' 6901 et seq.); (iii) the Hazardous Materials Transportation Act (49 U.S.C. ' 1803 et seq.); (iv) the Toxic Substances Control Act (15 U.S.C. ' 2061 et seq.); (v) the Clean Water Act (33 U.S.C. ' 1251 et seq.); (vi) the Clean Air Act (42 U.S.C. ' 7401 et seq.); (vii) the Safe Drinking Water Act (21 U.S.C. ' 349; 42 U.S.C. ' 201 and ' 300f et seq.); (viii) the National Environmental Policy Act of 1969 (42 U.S.C. ' 432); (ix) the Superfund Amendment and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C., 33 U.S.C. and 42 U.S.C.); and (x) Title III of the Superfund Amendment and Reauthorization Act (40 U.S.C. ' 1101 et seq.).

        (b) "Hazardous Materials" shall mean each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law. Without limiting the generality of the foregoing, the term shall mean and include:

       (i) "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendment and Reauthorization Act of 1986, or Title III of the Superfund Amendment and Reauthorization Act, each as amended, and regulations promulgated thereunder;

     (ii) "hazardous waste" as defined in the Resource Conservation and Recovery Act of 1976, as amended, and regulations promulgated thereunder;

     (iii) "hazardous materials" as defined in the Hazardous Materials Transportation Act, as amended, and regulations promulgated thereunder; and

     (iv) "chemical substance or mixture" as defined in the Toxic Substances Control Act, as amended, and regulations promulgated thereunder.

     (c) "Indemnified Parties" shall mean the Agent, the Lenders, the Agent's and each Lender's parent, subsidiaries and affiliates, each of their respective shareholders, directors, employees and agents, and the successors and assigns of any of them; and "Indemnified Party" shall mean any one of the Indemnified Parties.

     (d) "Requisite Lenders" shall have the meaning assigned to such term in the Credit Agreement.

     (e) "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, or discarding, burying, abandoning, or disposing into the environment in violation of Environmental Laws or otherwise requiring action to prevent or mitigate damage or threats to the public health, welfare, safety or the environment.

     (f) "Threat of Release" shall mean a substantial likelihood of a Release which requires action to prevent or mitigate damage to the environment which may result from such Release.

     2. Indemnity Agreement. Borrower and Koger Ravinia, jointly and severally, covenant and agree, at their sole cost and expense, to indemnify, defend (at trial and appellate levels and with attorneys, consultants and experts reasonably acceptable to the Agent) and hold each Indemnified Party harmless against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party or the Property and attributable to events, acts or circumstances first occurring prior to or during the period Koger Ravinia maintains an ownership interest in such Property, and arising directly or indirectly from or out of:
(A) the Release or Threat of Release of any Hazardous Materials on, in, under, from or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Borrower or Koger Ravinia; (B) the violation of any Environmental Laws relating to or affecting the Property, the Borrower or Koger Ravinia, whether or not caused by or within the control of the Borrower or Koger Ravinia; (C) the failure of the Borrower or Koger Ravinia to comply fully with the terms and conditions of this Agreement, (D) the violation of any Environmental Laws in connection with other real property of the Borrower or Koger Ravinia which gives or may give rise to any rights whatsoever in any party with respect to the Property by virtue of any Environmental Laws; or (E) the enforcement of this Agreement, including, without limitation, (i) the costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas affected thereby, (ii) the costs of any actions taken in response to a Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas affected thereby to prevent or minimize such Release or Threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and (iii) costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas affected thereby, except that such indemnity shall not apply to any Release of Hazardous Substances or to any violation of Environmental Laws first occurring after Koger Ravinia has been dispossessed of the Property by the appointment of a receiver, foreclosure proceedings pursuant to the Security Deed or a transfer in lieu of such foreclosure. The Agent's, the Lenders' and the other Indemnified Parties' rights under this Agreement shall be in addition to all rights which they may have under the Security Deed, the Credit Agreement, the Guaranty, the Notes, and under any other documents or instruments evidencing, securing or relating to the Loans and LOC Obligations (the Security Deed, the Credit Agreement, the Guaranty, the Notes, and such other documents or instruments, as amended or modified from time to time, being herein referred to as the "Loan Documents"), and payments by Borrower or Koger Ravinia under this Agreement shall not reduce Borrower's or Koger Ravinia's obligations and liabilities under any of the Loan Documents, except for Borrower's or Koger Ravinia's environmental indemnity obligations under any such Loan Documents.

     3. Survival.

                     (a) The indemnity set forth above in Paragraph 2 shall survive the repayment and termination of the Loans and LOC Obligations and any exercise by Agent, on behalf of the Lenders, of any remedies under the Security Deed, including, without limitation, the power of sale, or any other remedy in the nature of foreclosure, and shall not merge with any deed given by Koger Ravinia to Agent, on behalf of the Lenders, in lieu of foreclosure or any deed under a power of sale.

                     (b) It is agreed and intended by Borrower, Koger Ravinia, Agent and the Lenders that the indemnity set forth above in Paragraph 2 may be assigned or otherwise transferred by the Agent or any Lender to its successors and assigns, without notice to Borrower and without any further consent of Borrower or Koger Ravinia. To the extent consent of any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Borrower and Koger Ravinia in order to maximize the extent and effect of the indemnity given hereby.

           4. No Waiver. The liabilities of Borrower and/or Koger Ravinia under this

Agreement shall in no way be limited or impaired by any amendment or modification of the provisions of the Loan Documents to or with the Agent or any Lender by Borrower or Koger Ravinia or any person who succeeds Koger Ravinia as owner of the Property. In addition, notwithstanding any terms of any of the Loan Documents to the contrary, the liability of Borrower and Koger Ravinia under this Agreement shall in no way be limited or impaired by: (i) any extensions of time for performance required by any of the Loan Documents; (ii) any sale, assignment or foreclosure of the Notes or the Security Deed or any sale or transfer of all or part of the Property; (iii) any exculpatory provision in any of the Loan Documents limiting the Agent's recourse to property encumbered by the Security Deed or to any other security, or limiting the Lenders' rights to a deficiency judgment against the Borrower or Koger Ravinia; (iv) the accuracy or inaccuracy of the representations and warranties made by the Borrower or Koger Ravinia under any of the Loan Documents; (v) the release of the Borrower or Koger Ravinia or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in the Loan Documents by operation of law, the Agent's or the Lenders' voluntary act, or otherwise; (vi) the release or substitution, in whole or in part, of any security for the Notes; or (vii) the Agent's failure to record the Security Deed or file any UCC-1 financing statements (or the Agent's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Notes; and, in such case, whether with or without notice to Borrower or Koger Ravinia and with or without consideration.

           5. Waiver by Borrower and Koger Ravinia. Each of Borrower and Koger Ravinia waives any right or claim of right to cause a marshalling of the assets of Borrower or Koger Ravinia or to cause the Agent, on behalf of the Lenders, to proceed against any of the security for the Loans and LOC Obligations before proceeding under this Agreement against Borrower or Koger Ravinia or to proceed against Borrower or Koger Ravinia in any particular order; Borrower and Koger Ravinia agrees that any payments required to be made hereunder shall become due within ten (10) days after Agent's written request.

          6. Delay. No delay on the Agent's part in exercising any right, power or privilege under any of the Loan Documents, on behalf of the Lenders, shall operate as a waiver of any privilege, power or right hereunder.

          7. Releases. Any one or more of Borrower or Koger Ravinia or any other party liable upon or in respect of this Agreement or the Loans and LOC Obligations may be released without affecting the liability of any party not so released.

           8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument so that the joint and several liability of each of the undersigned hereunder shall be unaffected by the failure of any of the undersigned to execute any or all of the said counterparts.

           9. Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this paragraph 9 referred to as "Notice") must be in writing and shall be deemed to have been sufficiently given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, and addressed as follows:

           If to Agent:

                     Fleet National Bank
                     100 Federal Street
                     Boston, Massachusetts 021 10
                     Attn: Structured Real Estate

           with a copy to:

                     Fleet National Bank
                     115 Perimeter Center Place, N.E.
                     Suite 500
                     Atlanta, Georgia 30346
                     Attention:  Lori Y. Litow
                     Telecopy No.:  (770) 390-8434

           If to Borrower or Koger Ravinia:

                     Koger Equity, Inc.
                     433 Plaza Real, Suite 335,
                     Boca Raton, Florida 33432
                     Attention:  Chief Financial Officer
                     Telecopy No.:  (433) 394-0694

Each Notice shall be effective upon delivery and the time period, in which a response to such Notice must be given or any action taken with respect thereto (if any) shall commence to run from the date of receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least ten (10) days prior Notice thereof, the Agent, Borrower or Koger Ravinia shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America, excepting a post office box.

     10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

           11. Binding Effect. Except as herein provided, this Agreement shall be binding upon Borrower and Koger Ravinia and their respective successors and assigns, and shall inure to the benefit of the Agent, the Lenders, the other Indemnified Parties, and their respective successors and assigns. Notwithstanding the foregoing, neither Borrower nor Koger Ravinia, without the prior written consent of the Requisite Lenders in each instance, may assign, transfer or set over to another, in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof.

           12. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, and interpreted and determined in accordance with, the laws of the Commonwealth of Massachusetts (excluding the laws applicable to conflicts or choice of law). The Borrower has consented to jurisdiction in Massachusetts and has agreed to service of process in a certain manner with respect to any action or claim arising out of this Agreement pursuant to ss.20 of the Credit Agreement. The Borrower has waived its right to a jury trial with respect to any action or claim arising out of this Agreement pursuant to ss.24 of the Credit Agreement. Koger Ravinia has consented to jurisdiction in Massachusetts and has agreed to service of process in a certain manner with respect to any action or claim arising out of this Agreement pursuant to paragraph 13 of the Guaranty. Koger Ravinia has waived its right to a jury trial with respect to any action or claim arising out of this Agreement pursuant to paragraph 18 of the Guaranty.

                            [signature page follows]

           IN WITNESS WHEREOF, Borrower and Koger Ravinia have caused this Agreement to be executed as of the day and year first written above.



Signed, sealed and delivered          KOGER EQUITY, INC., a Florida  corporation
by Assignor in the presence of:


           /S/ Scott Farber           By:     /S/ Christopher L. Becker
------------------------------------     --------------------------------
Unofficial Witness                    Christopher L. Becker
                                      Its Senior Vice President
           /S/ Kim K. Chase
Notary Public

Commission Expiration Date:

           [NOTARIAL SEAL]


Signed, sealed and delivered          KOGER RAVINIA, LLC, a Delaware limited
 by Assignor in the presence of:      liability company

                                      By: KOGER EQUITY, INC., a Florida
                                      corporation, Its sole Member

           /S/ Scott Farber           By: /S/ Christopher L. Becker
---------------------------------        -------------------------------
Unofficial Witness                     Christopher L. Becker
                                       Its Senior Vice President
           /S/ Kim K. Chase
Notary Public

Commission Expiration Date:

           [NOTARIAL SEAL]

                                   EXHIBIT "A"
                                   -----------


PARCEL ONE (FEE)

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at a Georgia DOT concrete monument located on the northern right-of-way line of Interstate 285 (having a variable right-of-way width), 20.24 feet West of the northeastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), and run thence N 80(degree) 03' 05" E a distance of 20.24 feet to a point, thence N 80(degree) 03' 05" E a distance of 839.96 feet to a concrete right-of-way monument; thence N 69(degree) 56' 48" E a distance of 397.59 feet to a point; thence N 00(degree) 59' 05" E a distance of 223.60 feet to a point; thence N 89(degree) 00' 55" W a distance of 132.60 feet to a point, said point being the TRUE POINT OF BEGINNING. From the TRUE POINT OF BEGINNING as thus established, run thence N 89(degree) 00' 55" W a distance of 79.22 feet to a point; thence S 45(degree) 59' 05" W a distance of 46.48 feet to a point; thence N 44(degree) 00' 55" W a distance of 41.83 feet to a point, thence N 00(degree) 59' 05" E a distance of
111.72 feet to a point; thence N 20(degree) 58' 57" E a distance of 100.00 feet to a point; thence N 00(degree) 59' 05" E a distance of 131.32 feet to a point; thence N 11(degree) 59' 14" W a distance of 189.52 feet to a point; thence N 00(degree) 59' 05" E a distance of 145.57 feet to a point; thence N 89(degree) 00' 55" W a distance of 45.64 feet to a point, thence S 00(degree) 58' 41" W a distance of 12.44 feet to a point, thence N 89(degree) 01' 19" W a distance of
24.00 feet to a point, thence N 00(degree) 58' 41" E a distance of 63.00 feet to a point; thence N 26(degree) 04' 04" W a distance of 35.19 feet to a point, thence N 00(degree) 58' 41" E a distance of 137.00 feet to a point, thence N 85(degree) 41' 58" E a distance of 27.69 feet to a point, thence S 89(degree) 00' 55" E a distance of 242.00 feet to a point, thence S 00(degree) 59' 05" W with a distance of 683 .67 feet to a point, thence S 20(degree) 58' 57" W a distance of 99.40 feet to a point, thence S 00(degree) 59' 05" W a distance of
106.90 feet to a point, said point being the TRUE POINT OF BEGINNING.

The above-described property contains 3.7595 acres (163,763 square feet) and is shown as Lot C on and described according to that certain Lot Designation Plat (Lot C) prepared for Ravinia III Associates Limited Partnership and Ticor Title Insurance Company by Hill-Fister Engineers, Inc., James R. Fister, G.R.L.S. No. 1821, dated September 14, 1989, recorded in Plat Book 90, page 38, DeKalb County, Georgia Records, which survey is incorporated herein and by this reference made a part hereof.


PARCEL TWO (DRAINAGE EASEMENT)

A perpetual non-exclusive easement for drainage over and across the following property:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows: TO FIND

THE TRUE POINT OF BEGINNING, commence at a Georgia DOT concrete monument located on the northern right-of-way line of Interstate 285 (having a variable right-of-way width), 20.24 feet west of the northeastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), and run thence N 80(degree) 03' 05" E a distance of 20.24 feet to the point of intersection of the northern right-of-way line of Interstate 285 and the northeastern right-of-way line of Ashford-Dunwoody Road, run in a generally northwesterly and northeasterly direction along said northeastern right-of-way line at Ashford-Dunwoody Road the following courses and distances: N 48(degree) 10' 13" W a distance of 38.00 feet to a point, N 14(degree) 52' 32" W a distance of 25.00 feet to a point; N 11(degree) 44' 52" W a distance of 201.62 feet to a point; N 14(degree) 52' 30" W a distance of 158.10 feet to a point; along the arc of a 1001.75 foot radius curve an arc distance of 77.43 feet to a point (said arc being subtended by a chord bearing N 12(degree) 39' 39" W and having a length of 77.41 feet); N 07(degree) 50' 17" W a distance of 217.35 feet to a point N 00(degree) 46' 26" E a distance of 36.66 feet to a point; along the arc of a 1303.98 foot radius curve an arc distance of 181.44 feet to a point (said arc being subtended by a chord bearing N 09(degree) 02' 44" E and having a length of 181.29 feet); along the arc of a 1,292.982 foot radius curve an arc distance of 166.01 feet to a point, (said arc being subtended by a chord bearing N 23(degree) 14' 59" E and having a length of 165.90 feet); N 17(degree) 31' 00" E a distance of 192.5 feet to a point; N 69(degree) 14' 06" W a distance of 7.00 feet to a point; N 20(degree) 45' 35" E a distance of 247.16 feet to a point; thence departing said northeastern right-of-way line of Ashford-Dunwoody Road, run S 89(degree) 01' 19" E a distance of 1,178.29 feet to a point; run thence S 00(degree) 59' 05" W a distance of 1,183.50 feet to a point located along said northern right-of-way line of Interstate 285; run thence in a generally southwesterly direction along said northern right-of-way line of Interstate 285 the following courses and distances; S 69(degree) 56' 48" W a distance of 397.59 feet to a point; S 80(degree) 03' 05" W a distance of 839.96 feet to a point, said point being the TRUE POINT OF BEGINNING.

The above-described property, consisting of 40.7803 acres, is more particularly shown on, and described according to, that certain Composite Plat prepared for Ravinia II Associates and Bogamij N. V. and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated August 5, 1985, last revised November 13, 1985, said plat being incorporated herein by this reference, and made a part of this description.

LESS AND EXCEPT

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, containing 2.5653 acres and being designated as Lot "A" is more particularly shown on, and described according to that certain Lot Designation Plat (Lot "A") prepared for Ravinia I Associates, Bogamij N.V., and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated July 31, 1984, last revised November 13, 1985, recorded in Plat Book 81, page 14, DeKalb County, Georgia Records, which plat is incorporated herein by this reference and hereby made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, containing 2.4561 acres and being designated as Lot "A", is more particularly shown on, and described according to that certain Lot Designation Plat (Lot "B") prepared for Ravinia II Associates, Bogamij N.V., and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated October 8, 1985, last revised November 13, 1985, recorded in Plat Book 81, page 13, DeKaIb County, Georgia Records, which plat is incorporated herein by this reference and hereby made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows:

BEGINNING at a concrete monument found at the intersection of the eastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), with the northern right-of-way line of Interstate Highway No. 285; run thence in a generally northwesterly, northerly and northeasterly direction along the eastern right-of-way line of Ashford-Dunwoody Road the following courses and distances: N 43(degree) 24' 55" W a distance of 45.55 feet to an iron pin; thence N 17(degree) 28' 40" W a distance of 327.10 feet to an iron pin; thence along the arc of a 1,049.746 foot radius curve concave to the right (having a chord bearing N 01(degree) 38' 28" E and a length of 687.64 feet) an arc distance of 700.57 feet to an iron pin; thence N 20(degree) 45' 35" E a distance of 240.44 feet to an iron pin placed, said iron pin placed being the TRUE POINT OF BEGINNING. From the TRUE POINT OF BEGINNING as thus established, continue along the eastern right-of-way line of Ashford-Dunwoody Road N 20(degree) 45' 35" E a distance of 247.16 feet to an iron pin found; thence leaving the eastern right-of-way line of Ashford-Dunwoody Road, run S 89(degree) 01' 19" E a distance of 203.03 feet to an iron pin placed; thence S 35(degree) 15' 35" W a distance of 280.25 feet to an iron pin placed; thence S 63(degree) 00' 35" W a distance of 88.93 feet to an iron pin placed; thence N 47(degree) 45' 59" W a distance of 58.12 feet to an iron pin placed; thence N 69(degree) 14' 06" W a distance of 7.00 feet to an iron pin placed, said iron pin placed being the TRUE POINT OF BEGINNING.

The above-described property contains .9417 acres and is shown on, and described according to that certain Survey of Police Precinct Parcel for Hines Atlanta Limited, prepared by Hill-Fister Engineers, Inc., Randy Lamon Tibbitts, G.R.L.S. No. 2137, dated May 10, 1985, which survey is incorporated herein by this reference and made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, contains 4.5857 acres and is shown as Hotel Site (Includes Water Feature Site) on, and described according to that certain Lot Designation Plat (Hotel Site) prepared for Hines Atlanta Limited and HT/Hines Ravinia Associates, Ltd., prepared by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated June 27, 1984, recorded in

Plat Book 77, page 161, DeKalb County, Georgia Records, which certain Lot Designation Plat (Hotel Site) is incorporated herein by this reference and hereby made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, contains 3.7595 acres (163,763 square feet) and is shown as Lot C on and described according to that certain Lot Designation Plat (Lot C) prepared for Ravinia III Associates Limited Partnership and Ticor Title Insurance Company by Hill-Fister Engineers, Inc., James R. Fister, G.R.L.S. No. 1821, dated September 14, 1989, recorded in Plat Book 90, page 38, DeKaIb County, Georgia Records, which survey is incorporated herein and by this reference made a part hereof.


PARCEL THREE (OPEN SPACE/SCENIC EASEMENT)

A non-exclusive easement for the purpose of preserving open space and maintaining such open space as a visual appurtenance, as more fully described in that certain Easement Agreement, dated as of August 1, 1984, by and between Hines Atlanta Limited, a Georgia limited partnership, and Hines Ravinia I, Ltd., a Georgia limited partnership, recorded at Deed Book 5037, page 115, DeKaIb County, Georgia Records, as said easement is amended by Amendment to Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights dated December 13, 1996, between Hines Atlanta Limited and Ravinia III Associates Limited Partnership, recorded at Deed Book 9254, page 693, DeKaIb County, Georgia records. The foregoing easements are more fully described in that certain Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights, from Hines Atlanta Limited, a Georgia limited partnership, to Ravinia III Associates Limited Partnership, dated September 28, 1989, recorded at Deed Book 6532, page 201, as amended by Amendment to Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights, dated December 13, 1996, recorded at Deed Book 9254, page 693, aforesaid Records; and as amended by Memorandum of Agreement and Second Amendment to Limited Warranty Deed dated August 25, 1997, recorded at Deed Book 10696, page 690, aforesaid Records.


PARCEL FOUR

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Restated Declaration of Covenants, Conditions and Restrictions for Ravinia, dated July 5, 1984, and recorded at Deed Book 5017, page 266, aforesaid records, as modified by Release of Utility Easement Area, dated August 2, 1984, and recorded at Deed Book 5037, page 214, aforesaid records, and as further modified by Release of Utility Easement Area as contained in Limited Warranty Deed with Easements, Restrictions, Release and Grant of

Development Rights from Hines Atlanta Limited to Ravinia III Associates Limited Partnership, dated September 28, 1989, and recorded at Deed Book 6532, page 201, aforesaid Records.


PARCEL FIVE

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Storm Sewer, Construction and Encroachment Easement Agreement between Ravinia II Associates and Ravinia III Associates Limited Partnership, dated September 28, 1989, and recorded at Deed Book 6532, page 242, aforesaid Records.


PARCEL SIX

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Encroachment Easement from Hines Atlanta Limited and Ravinia Property Owners Association, Inc., to Ravinia III Associates Limited Partnership, dated December 13, 1996, and recorded at Deed Book 9254, page 735, DeKaIb County, Georgia Records. NOTE: This Policy insures that, so long as said Encroachment Easement remains in effect, the improvements may remain so long as they shall stand, and that if the same are damaged or destroyed, they may be replaced in substantially the same condition and location.


PARCEL SEVEN (COMMUNICATION LINE EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Communication Line Easement Agreement between Hines Atlanta Limited and Ravinia Property Owners Association, Inc. and Ravinia III Associates Limited Partnership, dated June 30, 1995, and recorded at Deed Book 9254, page 698, DeKaIb County, Georgia Records.


PARCEL EIGHT (SIGN EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of running with the title to the insured land under that certain Sign Easement Agreement between Hines Atlanta Limited and Ravinia III Associates Limited Partnership, dated December 13 1996, and recorded at Deed Book 9254, page 722, DeKaIb County, Georgia Records.


PARCEL NINE (GENERAL UTILITY LINE EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain General Utility Line Easement (and subject to terms and conditions contained therein) from Hines Atlanta Limited and Ravinia Property Owners Association, Inc. to Ravinia III Associates Limited Partnership, dated December 13, 1996, and recorded at Deed Book 9254, page 763, DeKaIb County, Georgia Records.

All of the above described property was conveyed by Limited Warranty Deed from Ravinia III Associates Limited Partnership to Koger Ravinia, LLC dated January 31, 2002 and recorded at Deed Book 12914, page 638, DeKaIb County, Georgia Records.